Exhibit 19


                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Matthew Healey, Richard
W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth
A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher
J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ Frederick S. Addy
Frederick S. Addy

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Matthew Healey, Richard
W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth
A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher
J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ William G. Burns
William G. Burns

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Matthew Healey, Richard
W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth
A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher
J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ Arthur S. Eschenlauer
Arthur C. Eschenlauer

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ Matthew Healey
Matthew Healey

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Matthew Healey, Richard
W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth
A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher
J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ Michael P. Mallardi
Michael P. Mallardi

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Matthew Healey, Marie
E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.



/s/ Richard W. Ingram
Richard W. Ingram